Exhibit 32

CERTIFICATION OF CEO PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of UMH Properties, Inc. (the “Company”) for the quarterly period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Samuel A. Landy, as President of the Company, and Anna T. Chew, as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:

/s/Samuel A. Landy

Name:

Samuel A. Landy

Title:

President

Date:

November 5, 2009

By:

/s/Anna T. Chew

Name:

Anna T. Chew

Title:

Chief Financial Officer

Date:

November 5, 2009